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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS
(formerly BANKERS TRUST COMPANY)
(Exact name of trustee as specified in its charter)

NEW YORK (Jurisdiction of Incorporation or organization if not a U.S. national bank)	13-4941247 (I.R.S. Employer Identification no.)

60 WALL STREET NEW YORK, NEW YORK (Address of principal executive offices)	10005 (Zip Code)

Deutsche Bank Trust Company Americas
Attention: Lynne Malina
Legal Department
60 Wall Street, 37th Floor
New York, New York 10005
(212) 250 - 0677

(Name, address and telephone number of agent for service)

ENBRIDGE INC.

(Exact name of obligor as specified in its charter)

Canada	None
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3000, 425 - 1st Street S.W.
Calgary, Alberta, Canada T2P 3L8
Telephone: (403) 231-3900

(Address and telephone number of
Registrant's principal executive offices)

Chris Kaitson
Enbridge (U.S.) Inc.
1100 Louisiana, Suite 3300
Houston, Texas 77002
Telephone: (713) 650-8900

(Name, address, (including zip code) and telephone number (including area code) of agent for service in the United States)

Copies To:

Robert E. Buckholz, Jr.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
Telephone: (212) 558-4000

Alison T. Love
Vice President, Corporate Secretary & Chief Compliance Officer
Enbridge Inc.
3000, 425 - 1st Street S.W.
Calgary, Alberta, Canada T2P 3L8
Telephone: (403) 231-3900

Debt Securities
(Title of the Indenture securities)

Item 1. General Information.

        Furnish the following information as to the trustee.

  (a)
  Name and address of each examining or supervising authority to which it is subject.
Name	Address
Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY
  (b)
  Whether it is authorized to exercise corporate trust powers.

    Yes.

Item 2. Affiliations with Obligor.

        If the obligor is an affiliate of the Trustee, describe each such affiliation.

        None.

Item 3. -15. Not Applicable

Item 16. List of Exhibits.

Exhibit 1 —	Restated Organization Certificate of Bankers Trust Company dated August 6, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998, and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 27, 2002 — Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-157637-01.
Exhibit 2 —	Certificate of Authority to commence business — Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-157637-01.
Exhibit 3 —	Authorization of the Trustee to exercise corporate trust powers — Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-157637-01.
Exhibit 4 —
Existing By-Laws of Deutsche Bank Trust Company Americas, as amended on April 15, 2002 business — Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-157637-01.
Exhibit 5 —	Not applicable.
Exhibit 6 —	Consent of Bankers Trust Company required by Section 321(b) of the Act. — business — Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-157637-01.
Exhibit 7 —	The latest report of condition of Deutsche Bank Trust Company Americas dated as of June 30, 2010. Copy attached.
Exhibit 8 —	Not Applicable.
Exhibit 9 —	Not Applicable.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 20th day of October, 2010.

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ WANDA CAMACHO Wanda Camacho Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS
Legal Title of Bank
FDIC Certificate Number: 00623
Printed on 8/4/2010 at 4:16 PM

FFIEC 031
Page RC-2
15

Schedule RC—Continued

Dollar Amounts in Thousands				Tril | Bil | Mil | Thou	
LIABILITIES					
13. Deposits:			RCON		
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)			2200	13,681,000	13.a
(1) Noninterest-bearing (1)	6631	7,729,000			13.a.1
(2) Interest-bearing	6636	5,952,000			13.a.2
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs			RCFN		
(from Schedule RC-E, part II)			2200	8,622,000	13.b
(1) Noninterest-bearing	6631	3,649,000			13.b.1
(2) Interest-bearing	6636	4,973,000			13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:			RCON		
a. Federal funds purchased in domestic offices (2)			B993	6,538,000	14.a
			RCFD		
b. Securities sold under agreements to repurchase (3)			B995	0	14.b
15. Trading liabilities (from Schedule RC-D)			3548	234,000	15
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)			3190	1,679,000	16
17. and 18. Not applicable					
19. Subordinated notes and debentures (4)			3200	0	19
20. Other liabilities (from Schedule RC-G)			2930	2,134,000	20
21. Total liabilities (sum of items 13 through 20)			2948	**32,888,000**	21
22. Not applicable					
EQUITY CAPITAL					
Bank Equity Captal					
23. Perpetual preferred stock and related surplus			3838	1,500,000	23
24. Common stock			3230	2,127,000	24
25. Surplus (excludes all surplus related to preferred stock)			3839	586,000	25
26. a. Retained earnings			3632	4,798,000	26.a
b. Accumulated other comprehensive income (5)			B530	8,000	26.b
c. Other equity capital components (6)			A130	0	26.c
27. a. Total bank equity capital (sum of items 23 through 26.c)			3210	**9,019,000**	27.a
b. Noncontrolling (minority) interests in consolidated subsidiaries			3000	399,000	27.b
28. Total equity capital (sum of items 27.a and 27.b)			G105	**9,418,000**	28
29. Total liabilities and equity capital (sum of items 21 and 28)			3300	**42,306,000**	29

Memoranda

To be reported with the March Report of Condition.

	RCFD	Number	
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2009	6724	N/A	M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

To be reported with the March Report of Condition.

	RCON	MM / DD	
2. Bank's fiscal year-end date	8678	N/A	M.2

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

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SIGNATURE